United States
Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management
Investment Companies

Investment Company Act file number: 811-05807

Eagle Capital Growth Fund, Inc.
(Exact name of registrant as specified in charter)

225 East Mason Street, Suite 802, Milwaukee, WI 53202
(Address of principal executive offices) (zip code)

Luke E. Sims, President and Chief Executive Officer
Eagle Capital Growth Fund, Inc.
225 East Mason Street, Suite 802,
Milwaukee, WI 53202
 (Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 765-1107

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

ITEM 1. REPORT TO STOCKHOLDERS

Eagle Capital Growth Fund, Inc.
Annual Report

December 31, 2012

Top Ten Holdings (as of December 31, 2012)

Company	Market Value	Percentage of Net Assets

Federated Government Obligations Fund	$3,891,918	16.4%

Gardner Denver Inc.	$1,952,250	8.2%

Berkshire Hathaway Inc.	$1,524,900	6.4%

Automatic Data Processing, Inc.	$1,366,320	5.7%

Sigma-Aldrich Corp.	$1,177,280	4.9%

Emerson Electric Co.	$1,165,120	4.9%

Hillenbrand, Inc.	$1,153,110	4.9%

Stryker Corp.	$1,096,400	4.6%

Eaton Vance Corp.	$1,082,900	4.6%

Capital Southwest Corporation	$1,063,949	4.5%

Fellow Shareholders,

For the year our Fund was up 12%, although we lagged our benchmark S&P 500 (total return) index by 4%.   We are very happy with our absolute results, but are less sanguine about the relative performance shortfall.  As we’ve noted in the past, we measure results by changes in net asset value (NAV), not our Fund’s stock market price.

Two principal reasons account for this divergence.  First, our Fund didn’t own Apple (AAPL), which was up considerably during the year and is a noticeable factor in the S&P 500 index.  Second, we held a lot of cash during most of 2012.

We are not market-timers, despite our cash stockpile.   We try to gauge the intrinsic value for each of our portfolio companies.   When a security gets close to our view of intrinsic value, we start heading for the exit.  As a result, the Fund’s accumulated cash is the end result of selling individual securities that have, in our view, gotten close to full intrinsic value, combined with a relative paucity of new opportunities to invest cash.  As we’ve said previously, we’re only interested in buying at less than 66-2/3 to 70% of intrinsic value, and we’ve had limited opportunities to do so during 2012.

History teaches us that periods of full valuation (or over valuation) don’t last forever, and they are inevitably followed by periods of undervaluation and opportunity.   In the months that followed the downgrade of U.S. Government debt in August of 2011, we found many investment opportunities.  In fact, the investment opportunities then far exceeded our available capital.

To paraphrase an old saying---you need to build the ark before it starts to rain.  We try to keep this principle in mind when we buy securities.   We only want to invest in companies with fortress-like balance sheets, and operations that generate plenty of cash.   We never know when another disaster---economic, fiscal, financial, geopolitical or otherwise---is going to hit, so we only invest in companies that are going to weather the next storm and survive.    Relying on cash-rich companies that have no need to borrow penalizes us in the short-term (particularly when, as now, interest rates are setting historic lows), yet positions the Fund well for an uncertain future.   Al Unser, the famous race car driver, summed it up best when he remarked that “in order to finish first, you must first finish”.  Investing is a marathon (not a sprint), and we intend to make it to the finish line.

Mark Twain once remarked that common sense is not all that common.  It is a well-accepted "fact" that stock repurchases are always good for shareholders since the issuer is returning cash to its shareholders.  We encourage stock repurchases when the company has no better use for its cash, and can do so at a significant discount from the per share intrinsic value.  We note that the ongoing Berkshire Hathaway repurchases clearly fit within this framework, and benefit continuing shareholders immensely.   Stock repurchases, solely to bolster earnings per share or to offset dilution from stock option grants to management, at unattractive prices fail our common sense model.

As always, we love hearing from our shareholders.   We won’t comment on any purchases or sales that the Fund has made or is considering.   And, don’t bother asking about where the stock market is headed; we don’t have a clue.

Luke E. Sims	David C. Sims

E-mail: luke@simscapital.com	E-mail: dave@simscapital.com
(O): 414/755-6790	(O): 414/765-1107

February 21, 2013

Eagle Capital Growth Fund, Inc.
Statement of Assets and Liabilities
As of December 31, 2012

Assets

Common stock--at market value (cost $18,110,793)	$24,465,762
Short-term interest receivable	58
Dividends receivable	26,855
Prepaid fees	12,600
Stock sales receivable	135,041
		$24,640,316
Liabilities

Accounts payable	$2,079
Accrued expenses	26,125
Investment advisor fee payable	15,740
Stock Purchases Payable	800,080
		$844,024

Total net assets		$23,796,292

Shareholders' Equity

Common stock- $0.001 par value per share;authorized 50,000,000 shares, outstanding 3,125,124 shares	$3,125
Paid-in capital	17,312,453
Undistributed net investment income	125,745
Unrealized appreciation on investments	6,354,969

Shareholders' equity		$23,796,292

Net asset value per share		$7.61

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Statement of Operations
For the Year Ended December 31, 2012

Investment Income

Dividends	$536,557
Interest	781
Total investment income		$537,338

Expenses

Advisory fees	$179,135
Legal fees	8,966
Insurance	12,000
Transfer agent	33,338
Audit fees	22,000
Directors’ fees and expenses	45,637
Custodian fees	7,375
Listing fee	15,000
Other fees and expenses	17,052
Total expenses		$340,503

Net investment income			$196,835

Realized Gain and Unrealized Appreciation on Investments

Realized gain on investments:
Proceeds from sale of investment securities	$8,210,128
Capital Gain Distributions Received	51,732
Less: cost of investment securities sold	7,234,604
Net realized gain on investments		$1,027,256

Unrealized appreciation on investments:
Unrealized appreciation at end of period	$6,354,969
Less: unrealized appreciation at beginning of period	4,900,902
Net change in unrealized appreciation on investments		$1,454,067
Net realized gain and unrealized appreciation on investments			$2,481,323

Net increase from operations			$2,678,158

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2011	December 31, 2012

From Operations:

Net investment income	$281,423	$196,835
Net realized gain on investments	2,858,551	1,027,256
Net change in unrealized appreciation on investments	(2,068,829)	1,454,067

Net increase from operations	$1,071,145	$2,678,158

Distributions to Shareholders from:

Net investment income	$(265,646)	$(97,789)
Net realized gain from investment transactions	(2,858,551)	(1,027,256)

Total distributions	$(3,124,197)	$(1,125,045)

From Capital Stock Transactions:

Dividend reinvestment	$1,064,358	$--
Cash purchases
Net increase from capital stock transactions	--	--
Increase in net assets	$1,064,358	$--

Total Net Assets:

Beginning of year	$23,231,872	$22,243,178
End of period (including undistributed net investment income of $26,699 and $125,745)	$22,243,178	$23,796,292

Shares:
Shares issued to shareholders under the Dividend	149,698	0
Reinvestment and Cash Purchase Plan

Shares at beginning of year	2,975,426	3,125,124
Shares at end of period	3,125,124	3,125,124

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Financial Highlights

For the periods ended December 31:	2008	2009	2010	2011	2012

Net asset value at beginning of year	$8.48	$5.73	$7.06	$7.81	$7.12

Net investment income	$0.05	$0.05	$0.08	$0.09	$0.06
Net realized gain and unrealized
appreciation (loss) on investments	$(2.45)	$1.33	$0.95	$0.27	$0.79

Total from investment operations	$(2.40)	$1.38	$1.03	$0.36	$0.85

Distribution from:
Net investment income	$(0.05)	$(0.05)	$(0.08)	$(0.09)	$(0.03)
Realized gains	$(0.30)	$(0.00)	$(0.20)	$(0.96)	$(0.33)
Total distributions	$(0.35)	$(0.05)	$(0.28)	$(1.05)	$(0.36)

Net asset value at end of period	$5.73	$7.06	$7.81	$7.12	$7.61

Per share market price, end of period
last traded price (A)	$5.00	$6.39	$6.62	$7.00	$7.10

Total Average Annual Investment Return (B):

Based on market value:
1 Year	(34%)	29%	8%	21%	7%
5 Year	(4%)	2%	1%	4%	3%
10 Year	2%	4%	2%	4%	4%
From inception	7%	8%	8%	8%	8%

Based on net asset value:
1 Year	(28%)	24%	15%	5%	12%
5 Year	(3%)	0%	3%	1%	4%
10 Year	1%	3%	2%	3%	6%
From inception	8%	8%	9%	8%	9%
Net assets, end of year (000s omitted)	$17,052	$21,004	$23,232	$22,243	$23,796
Ratios to average net assets:
Ratio of expenses to average net assets (C)	1.69%	1.67%	1.52%	1.42%	1.43%

Ratio of net investment income
to average net assets	0.74%	0.84%	1.09%	1.16%	0.83%

Portfolio turnover	37%	37%	62%	25%	22%
Average commission paid per share	$0.01	$0.01	$0.01	$0.01	$0.01

(A)  If there was no sale on the valuation date, the bid price for each such date is shown.

(B)  Sims Capital Management LLC became the investment advisor to the Fund on June 1, 2007.

(C)  Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the net impact to the expense ratio would be an increase of approximately 0.07% for the year ended December 31, 2012, 0.13% for the year ended December 31, 2011 and 0.15% for the year ended December 31, 2010.  The Fund did not have investment company investments in 2009 and 2008.

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Portfolio of Investments (as of December 31, 2012)

Common Stock (83.6% of total investments)			LEVEL ONE
Industry	Shares	Cost	Market Value	% Total Inv.
Consumer
Colgate-Palmolive Co.	6,000	$72,938	$627,240
PepsiCo, Inc.	10,000	168,296	$684,300
Procter & Gamble Co.	11,000	658,137	746,790
			$2,058,330	(8.7%)
Data Processing
Automatic Data Processing, Inc.	24,000	877,946	1,366,320
Paychex, Inc.	31,000	797,952	964,100
			$2,330,420	(9.8%)
Drug/Medical Device
Abbott Laboratories Inc.	7,500	365,998	491,250
Johnson & Johnson	12,500	484,536	876,250
Stryker Corp.	20,000	95,500	1,096,400
			$2,463,900	(10.4%)
Industrial
Emerson Electric Co.	22,000	990,207	1,165,120
Gardner Denver Inc.	28,500	1,998,078	1,952,250
Hillenbrand, Inc.	51,000	987,591	1,153,110
Illinois Tool Works Inc.	17,000	786,916	1,033,770
Sigma-Aldrich Corp.	16,000	498,184	1,177,280
Waters Corp.*	6,000	302,341	522,720
			$7,004,250	(29.6%)
Mutual Fund Managers
Eaton Vance Corp.	34,000	801,121	1,082,900
Franklin Resources, Inc.	4,500	427,398	565,650
			$1,648,550	(7.0%)
Insurance
Berkshire Hathaway Inc.*	17,000	1,303,475	1,524,900
The Chubb Corporation	14,000	715,049	1,054,480
			$2,579,380	(10.9%)
Retail/Distribution
Sysco Corp.	20,000	142,750	633,200
			$633,200	(2.7%)
Closed-end Funds
Capital Southwest Corporation	10,679	1,067,982	1,063,949
Diamond Hill Financial Trends Fund, Inc.	69,219	676,480	791,865
			$1,063,949	(4.5%)

Total common stock investments			$20,573,844

Money Market Funds (16.4% of total investments)			LEVEL ONE
	Shares	Cost	Market Value
Federated Government Obligations Fund	3,891,918	$3,891,918	$3,891,918
			$3,891,918	(16.4%)

Total money market fund investments			$3,891,918

Total investments			$24,465,762
All other assets less liabilities			(653,730)

Accrued investment advisory fees			15,740
Accrued director fees			0

Total net assets			$23,796,292

*Non-dividend paying security

See Notes to Financial Statements.

Notes to Financial Statements

(1)	Organization.

Eagle Capital Growth Fund, Inc., a Maryland corporation (“Fund”), is a diversified closed-end investment company subject to the Investment Company Act of 1940.

(2)	Significant Accounting Policies.

The following is a summary of the significant accounting policies followed by the Fund not otherwise set forth in the Notes to the Financial Statements:

Dividends and distributions—Dividends from the Fund’s net investment income and realized net long- and short-term capital gains will be declared and distributed at least annually.

Investments—Investments in equity securities are stated at market value, which is determined based on quoted market prices or dealer quotes.  If no such price is available on the valuation date, the Board of Directors has determined that the most recent market price be used.  The Fund uses the amortized cost method to determine the carrying value of short-term debt obligations.  Under this method, investment securities are valued for both financial reporting and Federal tax purposes at amortized cost, which approximates fair value.  Any discount or premium is amortized from the date of acquisition to maturity.  Investment security purchases and sales are accounted for on a trade date basis.  Interest income is accrued on a daily basis while dividends are included in income on the ex-dividend date.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Federal income taxes—The Fund intends to comply with the general qualification requirements of the Internal Revenue Code applicable to regulated investment companies such as the Fund.  The Fund plans to distribute annually at least 90% of its taxable income, including net long-term capital gains, to its shareholders.  In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year an amount equal to at least 98% of its net investment income and 98% of its net realized capital gains (including undistributed amounts from previous years).  Given the extraordinary number of special dividends declared and paid late in December 2012, the Fund was unable to fully distribute income in 2012.  This undistributed ordinary income will be distributed to shareholders in 2013.

The following information is based upon the Federal income tax basis of portfolio investments as of December 31, 2012:

Gross unrealized appreciation	$6,407,367
Gross unrealized depreciation	(52,398)
Net unrealized appreciation	$6,354,969

Federal income tax basis	$18,110,793

Expenses—The Fund’s service providers bear all of their expenses in connection with the performance of their services.  The Fund bears all of its expenses incurred in connection with its operations including, but not limited to, investment advisory fees (as discussed in Note 3), legal and audit fees, taxes, insurance, shareholder reporting and other related costs.  As noted in Note 3, the Fund’s investment advisor, as part of its responsibilities under the Investment Advisory Agreement, is required to provide certain internal administrative services to the Fund at such investment advisor’s expense.  The Investment Advisory Agreement provides that the Fund may not incur annual aggregate expenses in excess of two percent (2%) of the first $10 million of the Fund’s average net assets, one and a half percent (1.5%) of the next $20 million of the average net assets, and one percent (1%) of the remaining average net assets for any fiscal year.  Any excess expenses are the responsibility of the investment advisor.

Fair Value Accounting—Accounting standards require certain assets and liabilities be reported at fair value in the financial statements and provides a framework for establishing that fair value. The framework for determining fair value is based on a hierarchy that prioritizes the inputs and valuation techniques used to measure fair value.

In general, fair values determined by Level 1 inputs use quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.  All of the Fund’s investments are classified as Level 1.

Fair values determined by Level 2 inputs use other inputs that are observable, either directly or indirectly. These Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and other inputs such as interest rates and yield curves that are observable at commonly quoted intervals.

Level 3 inputs are unobservable inputs, including inputs that are available in situations where there is little, if any, market activity for the related asset. These level 3 fair value measurements are based primarily on management’s own estimates using pricing models, discounted cash flow methodologies, or similar techniques taking into account the characteristics of the asset.

(3)	Certain Service Providers Arrangements.

Investment advisor—For its services under the Investment Advisory Agreement, the investment advisor receives a monthly fee calculated at an annual rate of three-quarters of one percent (0.75%) of the weekly net asset value of the Fund, as long as the weekly net asset value is at least $3.8 million. The investment advisor is not entitled to any compensation for any week in which the average weekly net asset value falls below $3.8 million. Pursuant to the Investment Advisory Agreement, the investment advisor is required to provide certain internal administrative services to the Fund at the investment advisor’s expense.

Effective June 1, 2007, following shareholder approval of the Investment Advisory Agreement, Sims Capital Management LLC (“SCM”) began serving as the Fund’s investment advisor. Pursuant to the Investment Advisory Agreement, SCM is responsible for the management of the Fund’s portfolio, subject to oversight by the Fund’s Board of Directors. SCM is 50% owned by Luke E. Sims, the President, CEO and a Director of the Fund, as well as an owner of more than five percent of the Fund’s outstanding shares. David C. Sims, the Fund’s Chief Financial Officer, Chief Compliance Officer and Secretary owns the remaining 50% of SCM.

Custodian—Bank of America Corporation serves as the Fund’s custodian pursuant to a custodian agreement. As the Fund’s custodian, Bank of America receives fees and compensation of expenses for services provided including, but not limited to, an annual account charge, annual security fee, security transaction fee and statement of inventory fee.

Transfer Agent—American Stock Transfer & Trust Company (“AST”) serves as the Fund’s transfer agent and dividend disbursing agent pursuant to custody agreements. AST receives fees for services provided including, but not limited to, account maintenance fees, activity and transaction processing fees and reimbursement for its out-of-pocket expenses. AST also acts as the agent under the Fund’s Dividend Reinvestment and Cash Purchase Plan.

(4)	Dividend Reinvestment and Cash Purchase Plan.

The Fund has a Dividend Reinvestment and Cash Purchase Plan (“Plan” or “DRIP”) which allows shareholders to reinvest cash dividends and make cash contributions. Pursuant to the terms of the DRIP, cash dividends may be used by the DRIP agent to either purchase shares from the Fund or in the open market, depending on the most favorable pricing available to DRIP participants. Voluntary cash contributions from DRIP participants are used to purchase Fund shares in the open market. A complete copy of the DRIP is available on the Fund’s website (www.eaglecapitalgrowthfund.com) or from AST, the DRIP agent.

(5)	Distributions to Shareholders.

On December 3, 2012, a distribution of $0.36 per share aggregating $1,125,045 was declared from net investment income and capital gains. The dividend was paid on December 28, 2012, to shareholders of record on December 17, 2012.

The tax character of distributions paid during 2011 and 2012 was as follows:

	2011	2012
Distributions paid from:
Net Investment Income:	$265,646	$97,789
Capital Gains:
Long-term	2,823,123	1,027,256
Short-term	35,428	0

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income:	$125,256
Net unrealized appreciation	$6,354,969

(6)	Fund Investment Transactions

Purchases and sales of securities, other than short-term securities, for the twelve-month period ended December 31, 2012, were $5,326,258 and $8,210,128, respectively.

(7)	Financial Highlights.

The Financial Highlights present a per share analysis of how the Fund’s net asset value has changed during the periods presented.  Additional quantitative measures expressed in ratio form analyze important relationships between certain items presented in the financial statements.  The total investment return based on market value assumes that shareholders bought Fund shares at the bid price and sold Fund shares at the bid price.  In reality, shareholders buy into the Fund at the asked price and sell out of the Fund at the bid price.  Therefore, actual returns may differ from the amounts shown.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareowners
Eagle Capital Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Eagle Capital Growth Fund, Inc., as of December 31, 2012 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eagle Capital Growth Fund, Inc. as of December 31, 2012, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Plante & Moran, PLLC
Auburn Hills, Michigan
February 21, 2013

Directors Who Are Interested Persons of the Fund and Officers
Name, Address and Age*	Position(s) Held with Fund	Term of Office and Length of Served	Principal Occupation(s) During Past 5 Years (in addition to positions held in the Fund)	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director**	Other Directorships Held by Director or Nominee for Director (Public Companies)
Luke E. Sims, age 63	President; Chief Executive Officer and Director	Term of office one year. Served as a director since 2002.	Chairman of Sims Capital Management LLC, the Fund’s investment advisor; retired partner in the law firm of Foley & Lardner LLP (1984-2010).	One	None.

*The address of Mr. Sims is the address of the principal executive office of the Fund.  Luke E. Sims is an Interested Person within the meaning of Section 2(a) (19) of the Investment Company Act of 1940 because he is the President and Chief Executive Officer of the Fund, beneficially owns in excess of five percent (5%) of the Fund’s outstanding shares of common stock, and he is affiliated with the Fund’s investment advisor, Sims Capital Management LLC (the “Advisor” or “SCM”).  Luke E. Sims is the father of David C. Sims, the Chief Financial Officer, Chief Compliance Officer, and Secretary of the Fund.

**The Fund is not part of a fund family.

Directors Who Are Not Interested Persons

Name, Address and Age*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director**	Other Held by Director or Nominee for Director (Public Companies)
Robert M. Bilkie, Jr., age 52	Chairman;	Term of office one year. Served as a director since 2006.
President and Chief Executive
 Officer of Sigma Investment Counselors, Inc. (a registered investment advisor) since 1987; member of the NAIC/Better Investing Securities Review Committee and of the NAIC/Better Investing Editorial Advisory Committee (non-remunerative).
				One	None
Phillip J. Hanrahan, age 73	Director	Term of office one year. Served as a director since 2008.	Retired partner of Foley & Lardner LLP (law firm) since February 2007 and, prior thereto, active partner of that firm since 1973.	One	None
Carl A. Holth, age 80	Director	Term of office one year. Served as a director since 1989.	Retired.	One	None
Peggy L. Schmeltz, age 85	Director	Term of office one year. Served as a director since 1989.	Retired; Former Trustee of NAIC.	One	None
Donald G. Tyler, age 60	Director	Term of office one year. Served as a director since 2010.	Retired Interim President & Executive Director, Milwaukee Symphony Orchestra 2010; Vice President of Investment Products and Services, Northwestern Mutual, 2003-2010.	One	None
Neal F. Zalenko age 67	Director	Term of office one year. Served as a director since 2008.	Retired; Founder and Managing partner of Zalenko & Associates, P.C. (accounting firm), that merged with Baker Tilly in early 2005.	One	None

*The address of each is the address of the principal executive office of the Fund.

**The Fund is not part of a fund family.

Officers Who Are Not Directors

Name, Address and Age*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer**	Other Directorships Held by Officer (Public Companies)
David C. Sims age 31	Chief Financial Officer, Chief Compliance Officer, and Secretary	Term of office one year. Served as Chief Financial Officer and Chief Compliance Officer since 2007 and Secretary since 2009***.	Manager, Peregrine Investment Fund LLC (private investment fund) since 2003; President and Manager of the Advisor since 2003.	One	None

*The address for David Sims is the address of the principal executive office of the Fund.

**The Fund is not part of a fund family.

***David C. Sims is the son of Luke E. Sims, the President and Chief Executive Officer of the Fund.

Compensation.

The following table sets forth the aggregate compensation paid to all Fund directors for the period ended December 31, 2012.  Directors who are not “interested persons” of the Fund received an annual retainer of $7,000 a year, paid in equal quarterly installments, and directors attending committee meetings were paid $500 for each meeting.  For 2013, the annual retainer for Fund directors who are not “interested persons” has been increased to $8,000.  Directors who are “interested persons” of the Fund are not entitled to receive directors’ fees.  Directors are reimbursed for out-of-pocket expenses in connection with attending Board meetings.

Luke E. Sims, who is deemed to be an “interested person” of the Fund, is not entitled to receive directors’ fees from the Fund.

No Fund officer receives compensation in his capacity as an officer of the Fund.  Fund officers are: Luke E. Sims, President and Chief Executive Officer; and David C. Sims, Chief Financial Officer, Chief Compliance Officer, and Secretary.  Robert M. Bilkie, Jr. is the Fund’s Chairman, which is not an executive officer position.

Sims Capital Management LLC (“SCM”), the investment advisor for the Fund, was paid $179,135 by the Fund in 2012.  SCM is 50% owned by Luke E. Sims, the President, CEO and a Director of the Fund, as well as an owner of more than five percent of the Fund’s outstanding shares.  David C. Sims, the Fund’s Chief Financial Officer, Chief Compliance Officer and Secretary, owns the remaining 50% of SCM.

The Fund is not part of a family of investment companies.

Directors who are “interested persons” of the Fund:

Name, Position	Aggregate	Pension or Retirement	Estimated	Total
	Compensation	Benefits Accrued as	Annual	Compensation
	From Fund	part of Fund	Benefits upon	from Fund and
		Expenses	Retirement	Complex paid
to Directors
Luke E. Sims,
Director, President,
CEO	None	None	None	None

Directors who are not “interested persons” of the Fund:

Name, Position	Aggregate	Pension or Retirement	Estimated	Total
	Compensation	Benefits Accrued as	Annual	Compensation
	From Fund	part of Fund	Benefits upon	from Fund and
		Expenses	Retirement	Complex paid
			to Directors
Robert M. Bilkie, Jr.,
Director	$7,000	None	None	$7,000

Phillip J. Hanrahan
Director	$8,000	None	None	$8,000

Carl A. Holth,
Director	$8,000	None	None	$8,000

Peggy L. Schmeltz,
Director	$7,000	None	None	$7,000

Donald G. Tyler,
Director	$7,000	None	None	$7,000

Neal F. Zalenko,
Director	$8,000	None	None	$8,000

Board of Directors

Robert M. Bilkie, Jr.	Carl A. Holth	Phillip J. Hanrahan
Chairman of the Board	Director	Director
Southfield, MI	Clinton Twp., MI	Whitefish Bay, WI

Peggy L. Schmeltz	Luke E. Sims	Donald G. Tyler
Director	President & Chief Executive Officer	Director
Bowling Green, OH	Milwaukee, WI	Shorewood, WI

Neal F. Zalenko
Director
Birmingham, MI

EAGLE CAPITAL GROWTH FUND, INC.
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
(THE “PLAN”)

ADVANTAGES OF THE PLAN

Your increased shareholdings of Eagle Capital Growth Fund, Inc. common stock will generate additional dividend and/or other distribution income.

You may choose to have all of your dividends and/or other distributions reinvested in shares of Eagle Capital Growth Fund, Inc. common stock.

You may make additional voluntary cash investments as often as once each month, in an amount of not less than $50 nor more than $250,000 per year.

Your cash dividends and/or other distributions will go directly to American Stock Transfer & Trust Company (the “Plan Agent”), which will administer the Plan, assuring prompt reinvestment of your dividends and/or other distributions.  It is intended that such cash dividends and/or other distributions, together with any voluntary cash payments, will be fully utilized to purchase shares of Eagle Capital Growth Fund, Inc. common stock.

The Plan Agent does all of the work and, at your option, will accept delivery from you, for safekeeping of, the certificates which you hold in your own name and representing shares of stock of Eagle Capital Growth Fund, Inc. by establishing a “book-entry” account in your name.

The maintenance of your personal records is simplified by the detailed statements which the Plan Agent will mail to you after each investment.

Participation in the Plan is entirely voluntary.  You may join at any time, and you may terminate your participation whenever you wish by following the procedures described below.

There are no fees or charges imposed upon you, other than brokerage commissions, and reasonable transaction and termination fees.

PARTICIPATION IN THE PLAN

Any holder of common stock of Eagle Capital Growth Fund, Inc. (“Fund”), may participate in the Plan.

JOINING THE PLAN

To join the Plan, you can either enroll on-line at www.amstock.com and clicking on “Shareholder Account Access” or you can sign and complete the enclosed enrollment and authorization form {enrollment form not included with annual report} and mail it to: American Stock Transfer & Trust Company, P.O. Box 922 Wall Street Station, New York, New York 10269-0560.  Please make sure that if you enroll by completing the enrollment and authorization form that you sign your name exactly the same as shown on your shareholder account.  Once you have completed and returned the form to American Stock Transfer & Trust Company, you will begin participating automatically in the Plan and all cash dividends and/or other distributions on Eagle Capital Growth Fund, Inc. common stock registered in your name will be reinvested automatically.

COSTS OF THE PLAN

There are no special fees or charges relating to participation in the Plan, other than reasonable transaction fees and brokerage commissions.  A termination or sale fee (currently $15 plus $0.10 per share) may be imposed when you terminate or sell your shares in the Plan and take delivery of accumulated shares.  The benefit of any reduced brokerage commissions will be passed on, pro rata, to participants.  In addition, if you wish to deposit your certificated shares in your plan account, there is currently a transaction fee of $7.50 for this service.

REINVESTMENT

Dividend payments and/or other distributions made by the Fund to participants in the Plan are made in one of two ways.  They are paid to the Plan Agent either in cash (which then are used to purchase shares in the open market), or by the delivery of newly-issued Fund shares.  The option chosen by the Fund is the one that the Fund determines is the most favorable to participants, as described below under “Additional Terms and Conditions of Participation in the Eagle Capital Growth Fund, Inc. Dividend Reinvestment and Cash Purchase Plan.”  In the event the Plan Agent is unable to complete its acquisition of shares to be purchased on the open market by the end of the thirtieth (30th) day following receipt of the cash dividends and/or other distributions from the Fund, any remaining funds will be returned to the Participants on a pro rata basis.

VOLUNTARY CASH PAYMENTS

You may make voluntary monthly cash payments of not less than $50 (but not more than $250,000 per year) for the purpose of acquiring additional shares.  You may make these voluntary cash payments regularly or from time to time, and you may also vary the amount of each payment so long as the amount of any monthly voluntary cash payment meets the foregoing limitations.  Voluntary cash payments must be received by the Plan Agent on or prior to the last day of any month and will be invested beginning on or about the first business day of the following month (an “Investment Date”).  Voluntary cash payments will be invested in shares purchased in the open market, (calculated to three decimal places in your account).  However, if purchases of shares on the open market with such voluntary cash payments have not been completed by an ex-dividend date, the balance of such cash payments will be returned and credited on a pro rata basis.  The Plan Agent will also return all voluntary cash payments it is holding or receives for purchases to be made on the Investment Date immediately following the dividend payment date if purchases are being made with the cash dividends or other distributions on or after such Investment Date.  In the event the Plan Agent is unable to complete its acquisition of shares to be purchased on the open market by the end of the thirtieth (30th) day following the Investment Date, any remaining funds will be returned to the participants on a pro rata basis.  All cash payments received by the Plan Agent in connection with the Plan will be held without earning interest.  To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, participants that wish to make voluntary cash payments should send such payments to the Plan Agent in such a manner that assures that the Plan Agent will receive and collect federal funds by the end of the month.  This procedure will avoid unnecessary accumulations of cash and will enable participants to realize lower brokerage commissions and avoid additional transaction charges.  If a voluntary cash payment is not received in time to purchase shares for the calendar month indicated, the Plan Agent shall attempt to invest such payment on the next Investment Date.  Optional cash payments can also be made on-line at www.amstock.com.  You need to know your American Stock Transfer & Trust Company 10 digit account number to access your account.

If an optional cash payment is paid by a check and the check is returned by the bank, a fee of $25 will be charged.  If the funds have not yet been invested, the Plan Agent will debit the amount of such funds.  If the funds have been invested, then the Plan Agent will sell the shares to recover the amount of the returned check.  If the cash balance of the sale is not enough to cover the debit of the amount of the returned check, then the Plan Agent reserves the right to sell account shares to pay the balance.  The Plan Agent will also sell additional shares to recover the amount of the return fee.

HOLDING OF SHARES

For your convenience, the Plan Agent will hold all shares that you acquire as a result of your participation in the Plan for safekeeping.  However, upon your on-line request at www.amstock.com, telephonically at (877) 739-9994 or request by mail, the Plan Agent will send you a certificate representing a specified number of full shares which you have acquired through the Plan and which are held for your account.

The Plan Agent will also allow you to deposit with it, in safekeeping and in your “book-entry” account for the Plan, any additional stock certificates for the Fund’s shares you might have in your possession.  This will enable you to guard against loss, theft or damage.

STATEMENT OF ACCOUNT

A cumulative, detailed statement of your account under the Plan for each current calendar year will be sent to you by the Plan Agent; and you will also receive the customary Form 1099 (Internal Revenue Service) reporting dividend and/or other distribution income.

WITHDRAWAL OF SHARES

You are not committed to remain in the Plan.  You may terminate your participation at any time by written notice to the Plan Agent or on line at www.amstock.com.  All requests for termination of participation in the Plan must be received at least three business days prior to the next dividend and/or other distribution payment date in order for the cash dividend and/or other distribution not to be reinvested.  A separate written request, however, must be made to obtain the return of any voluntary cash payment.  You may obtain the return of any voluntary cash payment if your written request is received by the Plan Agent at least forty-eight (48) hours prior to the time such voluntary cash payment is invested.

Upon terminating participation in the Plan, certificates for full shares held in your account will be issued and sent to you.  Any remaining fractional share will be converted to cash, on the basis of the then current market price of the Fund’s common stock, and a check, representing the same, will be issued and sent to you (less service fees).  If you desire, you may direct that your full shares be sold in the open market and that the proceeds (less any brokerage commission incurred as a result of such sale) be sent to you.

INCOME TAX CONSIDERATIONS

Dividends (including those declared in shares of stock) and other distributions invested under the Plan are taxable in the same way as dividends and other distributions paid to you in cash.

SHAREHOLDERS’ RIGHTS

Shares held under the Plan have the same rights as all other shares, in terms of stock dividends, stock splits, and preemptive and voting rights.  Stock dividends will be fully credited to your account.  Transaction processing may either be curtailed or suspended until the completion of any stock dividend, stock split or corporate action.

MORE DETAILED INFORMATION

If you have any questions regarding your specific participation in the Plan, please visit the Plan Agent on-line at www.amstock.com, call the Plan Agent at (877) 739-9994 or write the Plan Agent at:

Transaction Processing

American Stock Transfer & Trust Company

DRP Plan

P.O. Box 922 Wall Street Station

New York, NY 10269-0560

Inquiries

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Shareholder Information

Trading.   Fund shares trade under the symbol GRF on the NYSE Amex.

Fund Stock Repurchases.   The Fund is authorized, from time to time, to repurchase its shares in the open market, in private transactions or otherwise, at a price or prices reasonably related to the then prevailing market price.

Dividend Reinvestment and Cash Purchase Plan.   By participating in the Fund’s Dividend Reinvestment and Cash Purchase Plan (“Plan”), you can automatically reinvest your cash dividends in additional Fund shares without paying brokerage commissions.   A copy of the plan is included earlier in the Annual Report.
Alternatively, you can secure a copy of the Plan from the Fund’s website (www.eaglecapitalgrowthfund.com) or by contacting American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, NY 11219, telephone number (800) 937-5449.

Dividend Checks/Stock Certificates/Address Changes/Etc.   If you have a question about lost or misplaced dividend checks or stock certificates, have an address change to report, or have a comparable shareholder issue or question, please contact the Fund’s transfer agent, American Stock Transfer and Trust Company, 6201 15th Avenue, Brooklyn, NY 11219, telephone number (800) 937-5449.

Proxy Voting.   The Fund typically votes by proxy the shares of portfolio companies.   If you’d like information about the policies and procedures that the Fund follows in voting, or how the Fund has voted on a particular issue or matter during the most recent 12-month period ended June 30, 2012, you can get that information (Form N-PX) from the SEC’s website (www.sec.gov) or the Fund’s website (www.eaglecapitalgrowthfund.com), or by calling the Fund at (414) 765-1107 (collect) or by sending an e-mail request (to dave@simscapital.com).

Fund Privacy Policy/Customer Privacy Notice (January 1, 2013).   We collect nonpublic personal information about you from the following sources:  (i) information we receive from you on applications or other forms and (ii) information about your transactions with us or others.   We do not disclose any nonpublic personal information about you to anyone, except as permitted by law, and as follows.   We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.   If you decide to close your account(s) or no longer be a shareholder of record, we will adhere to the privacy policies and practices as described in this notice.   We restrict access to your personal and account information to those employees who need to know that information to provide services to you.  We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.  In this notice, the term “we” refers to the Fund, Eagle Capital Growth Fund, Inc.

Additional Information.   The Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (SEC) as of the end of the first and third calendar quarters on SEC Form N-Q.   You can obtain copies of these filings, and other information about the Fund, from the SEC’s website (www.sec.gov) or from the Fund’s website (www.eaglecapitalgrowthfund.com), or by calling the Fund at (414) 765-1107.  The Fund’s Forms N-Q can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and you can obtain information about the operation of the Public Reference Room by calling the SEC at (800) 732-0330.

Approval of Renewal of Investment Advisory Agreement.  At its December 3, 2012 Board meeting, the Board of Directors approved the renewal of the Fund’s Investment Advisory Agreement with SCM (with Director Luke E. Sims abstaining).  The Board was pleased that, over SCM’s five-year tenure, the Fund had outperformed the S&P 500 Index (total return basis).  The Board reviewed other factors in determining to retain SCM as investment advisor including, among other things, the nature, extent and quality of services provided by SCM, the cost of services provided by SCM (and benefits to be realized by SCM as a result of its relationship with the Fund), the economics of scale that may be realized as the Fund grows, whether fee level reflects the economies of scale for the benefit of Fund investors, the investment philosophy of SCM, the Fund’s portfolio turnover, best execution and trading costs, personnel considerations, resources available to SCM, SCM’s ability to satisfy compliance obligations and other relevant factors.  Overall, the Board remained satisfied with the nature, extent and quality of services provided by SCM.

Electronic Distribution of Shareholder Reports and Other Communications.   If you’d like to receive copies of the Fund’s annual report, semiannual report, proxy statement, press releases and other comparable communications electronically, please provide your e-mail address to dave@simscapital.com.  By providing your e-mail address to the Fund, you are consenting to the Fund sending the identified materials to you by e-mail.

General Inquiries.   If you have a question or comment on any matter not addressed above, please contact the Fund (Eagle Capital Growth Fund, Inc.) at 225 East Mason Street, Suite 802, Milwaukee, WI 53202-3657, telephone number (414) 765-1107, or the Fund’s investment advisor, Sims Capital Management LLC (dave@simscapital.com).

ITEM 2. CODE OF ETHICS

The Fund has adopted a Code of Ethics for Financial Professionals, which applies to the principal executive officer of the Fund, all professionals serving as principal financial officer, the principal account officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party, and the members of the Fund’s Board of Directors. The Code of Ethics for Financial Professionals has been posted on the Fund’s website at www.eaglecapitalgrowthfund.com.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Directors has determined that Neal F. Zalenko qualifies as a financial expert; and that both Carl A. Holth and Phillip J. Hanrahan also qualify as financial experts. Phillip J. Hanrahan, Carl A. Holth, and Neal F. Zalenko are independent, non-interested directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees.  The Fund paid Plante & Moran, PLLC $16,000 for the calendar year ended December 31, 2012, and $17,000 for the calendar year ended December 31, 2011, for audit fees.

Audit-Related Fees.  The Fund did not pay Plante & Moran, PLLC any audit-related fees in either of the last two calendar years.

Tax Fees.  The Fund paid Plante & Moran, PLLC $5,500 for the calendar year ended December 31, 2012, and $5,500 for the calendar year ended December 31, 2011, for tax fees in connection with the preparation of the Fund’s tax returns and assistance with Internal Revenue Service notice and tax matters.

All Other Fees.  The Fund did not pay Plante & Moran, PLLC any other amounts in either of the last two calendar years.

“Audit fees’ are fees paid by the Fund to Plante & Moran, PLLC for professional services for the audit of the Fund’s financial statements, or for services that are usually provided by an auditor in connection with statutory and regulatory filings and engagements. “Audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of financial statements. “Tax fees” are fees for tax compliance, tax advice, and tax planning. All other Fund fees are fees belled for any services not included in the first three categories.

None of the services covered under the captions “Audit-Related Fees”, “Tax Fees”, and “All Other Fees” with respect to Plante & Moran, PLLC were provided under the de minimis exception to Audit Committee approval of 17 CFR 210.2-01(c) 7(i)(c) and (ii) Plante & Moran, PLLC was not engaged during the last two fiscal years to provide non-audit services to the Fund (other than those referenced above) or to the Fund’s investment advisor, Sims Capital Management LLC, or any of its affiliates that provide services to the Fund (“Other Non-Audit Services”). Under the Audit Committee charter, the Audit Committee must approve in advance all non-audit services of the Fund and all Other Non-Audit Services. The Audit Committee has not adopted “pre-approval policies and procedures” as such term is used in 17 CFR 210.2-01(c)(7)(i)(B) and (ii).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The Fund’s Board of Directors has separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the committee are Neal F. Zalenko, Carl A. Holth, and Phillip J. Hanrahan.

ITEM 6. SCHEDULE OF INVESTMENTS

The Fund’s schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Sims Capital Management LLC, a Wisconsin limited liability company (the “Advisor”), is the investment advisor for the Fund. The Fund and the Advisor are parties to an Investment Advisory Agreement dated as of February 16, 2007 (the “Advisory Agreement”). The Fund is one of the Advisor’s two institutional advisory clients.

The Advisor’s authority to vote the proxies of the Fund is established through the Investment Advisory Agreement. It has adopted the following policies and procedures:

The Company will vote proxies for its clients and, therefore, will adhere to the following requirements:

A. General Statement of Policy. Consistent with its duty of care the Company monitors proxy proposals just as it monitors other corporate events affecting the companies in which its clients invest. The Company votes securities subject to its control consistent with its analysis and judgment of each issue, regardless of whether such voting position is consistent with the approach proposed by the issuer’s board of directors or management.

B. Conflicts of Interest. There may be instances where the interests of the Company may conflict or appear to conflict with the interests of its clients. For example, the Company may manage a pension plan of a company whose management is soliciting proxies and there may be a concern that the Company would vote in favor of management because of its relationship with the Company. In such situations, the Company will, consistent with its duty of care and duty of loyalty, vote the securities in accordance with its pre-determined voting policy, the “Wall Street Rule,” but only after the disclosing the conflict to clients and affording the clients the opportunity to direct the Company in the voting of such securities.

C. Record Keeping. The Company will maintain the following records with respect to proxy voting:

(1) A copy of this proxy voting policy;

(2) A copy of all proxy statements received (the Company may rely on the EDGAR system to satisfy this requirement);

(3) A record of each vote cast on behalf of a client (the Company may rely on a third party to satisfy this requirement);

(4) A copy of any document prepared by the Company that was material to making a voting decision or that memorializes the basis for that decision;

(5) A copy of each written client request for information on how the Company voted proxies on the client’s behalf, and a copy of any written response to any (written or oral) client request for information on how the Company voted proxies on behalf of the requesting client.

D. Disclosure. The Company will furnish a copy of this policy to all of its clients. The Company will disclose to clients how proxies were voted upon request.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Luke E. Sims

President and Chief Executive Officer (since 2007) and Director of the Fund (since 2002). Luke Sims has been a partner in the law firm of Foley & Lardner since 1984 until February 2010. Luke Sims is a 50% equity owner in the Advisor.

David C. Sims

Chief Financial Officer and Chief Compliance Officer of the Fund (since 2007); Secretary of the Fund (since 2009). President and operating manager and 50% equity owner in the Advisor.

The Advisor is also the investment advisor of Peregrine Investment Fund LLC (“Peregrine”), a private investment fund, with approximately $2.5 million in assets under management as of December 31, 2012. Peregrine has similar investment objectives to the Fund. The Advisor receives an investment advisory fee from Peregrine of one and one-half percent of its assets under management. To the extent investment opportunities arise in which both the Fund and Peregrine will invest and in which the amount to be purchased is limited, the investment will be made pro rata based on the respective asset size of the Fund and Peregrine.

With respect to the Fund, Luke Sims is the principal decision maker with respect to the Fund’s portfolio, and David Sims participates in the decision-making process. With respect to Peregrine, David Sims is the principal decision maker with respect to Peregrine’s portfolio and private accounts, and Luke Sims participates in the decision-making process.

Luke Sims receives no compensation as an officer of the Fund and receives a fixed salary from the Advisor (not tied to the Fund’s or Peregrine’s performance or private account performance) out of the respective investment advisory fees paid by the Fund, private accounts and Peregrine. David Sims receives no compensation as an officer of the Fund and a fixed salary from the Advisor (not tied to the Fund’s or Peregrine’s performance or private account performance) out of the respective investment advisory fees paid by the Fund, private accounts and Peregrine. Luke Sims owns 50% of the equity of Sims Capital Management and David Sims owns the remaining 50% of the equity of Sims Capital Management.

Dollar range of equity securities of the Fund. beneficially owned as of December 31, 2012, by Luke Sims is in excess of $1 million and by David Sims is between $100,000-$500,000.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”) of shares of registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10. SUBMISSION OF MATTER TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after registrant last provided disclosure in response to Item 407(c)(2) in registrant’s 2012 proxy statement.

ITEM 11. CONTROLS AND PROCEDURES.

(i) As of February 16, 2013, an evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) was performed under the supervision and with the participation of the registrant’s President and Chief Executive Officer (the principal executive officer) and the Chief Financial Officer (the principal financial officer). Based on that evaluation, the registrant’s President and Chief Executive Officer and Chief Financial Officer concluded that the registrant’s controls and procedures are effectively designed to ensure that information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time periods required by the Commission’s rules and forms, and that information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, or persons performing similar functions as appropriate, to allow timely decisions regarding required disclosure.

(ii) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(A)(1).	Attached hereto as Exhibit 99a1.

(A)(2).	Separate certification of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Act.--- attached hereto as Exhibit 99a2.

(B)	Certification pursuant to Rule 30a-2(b) and 18 U.S.C. Section 1350, --- attached as Exhibit 99b